SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 28, 2003


Commission File Number:  0-49677



                            WEST BANCORPORATION, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Iowa                                            42-1230603
------------------------                   -------------------------------------
(State of Incorporation)                   (I.R.S. Employer Indentification No.)


                  1601 22nd Street, West Des Moines, Iowa 50266
                  ---------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number:  515-222-2300

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Item 7. Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release of West Bancorporation, Inc. dated July 28, 2003.

Item 12. Results of Operations and Financial Condition

         On July 28, 2003, West Bancorporation, Inc. (the "Company") issued a press release announcing earnings for the second quarter and first six months of 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, West Bancorporation, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.
-------------------------
(Registrant)

July 28, 2003                                         By: /s/ Douglas R. Gulling
-------------                                         --------------------------
Dated                                                 Douglas R. Gulling
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No.                                             Description
-----------                           ------------------------------------------
   99.1                               Press Release of West Bancorporation, Inc.
                                      Dated July 28, 2003



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